--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 31, 1998

      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-1
             (Exact name of registrant as specified in its charter)

         New York                  333-30759-02              Application Pending
(State or Other Jurisdiction of  (Commission File             (I.R.S. Employer
       Incorporation)                 Number)                Identification No.)

       c/o Bankers Trust Company
       3 Park Plaza, 16th Floor
         Irvine, California                                         92614
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code (714) 253-7575

                                   No Change
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets

Description of the Conveyance of Subsequent Mortgage Loans

      On March 31, 1998, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-1 (the "Trust") acquired $223,861,176.60 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of February 1, 1998, between AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor, Advanta Mortgage Corp., USA, Ameriquest Mortgage Company and Wendover Financial Services Corporation, as Servicers, and Bankers Trust Company, in its capacity as Trustee (the "Pooling and Servicing Agreement") and a Subsequent Transfer Agreement among AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor and the Trust, as purchaser, dated March 31, 1998 (the "Subsequent Transfer Agreement"). The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated September 5, 1997 and the Prospectus Supplement dated January 28, 1998 (the "Prospectus Supplement") (except that the actual Combined Loan-to-Value Ratio for the Fixed Rate Group of Subsequent Mortgage Loans (as defined in the Prospectus Supplement) is equal to 72.1% and therefore exceeds the level set forth in the Prospectus Supplement). The Prospectus Supplement was filed pursuant to Rule 424(b)(5) of the Act on February 9, 1998. The Schedules of Subsequent Mortgage Loans are attached to the Subsequent Transfer Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

      10.1 Subsequent Transfer Agreement dated as of March 31, 1998, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-1 as the Purchaser.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMRESCO RESIDENTIAL SECURITIES CORPORATION
                              MORTGAGE LOAN TRUST 1998-1

                              By: AMRESCO Residential Securities Corporation, as
                                  Depositor

                              By: /s/ Ronald B. Kirkland
                                  ------------------------------------------
                                  Name:  Ronald B. Kirkland
                                  Title: Vice President and
                                         Chief Accounting Officer

Dated:  April 8, 1998